ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

among

GS MORTGAGE SECURITIES CORP.,
as Assignor

U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE
as Assignee

and

INDYMAC BANK, F.S.B.,
as Seller and Servicer

and as acknowledged by

WELLS FARGO BANK, N.A.,

as Master Servicer

Dated as of
January 1, 2006

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

THIS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (this “Assignment Agreement”) dated as of January 1, 2006, is among IndyMac Bank, F.S.B., as servicer and seller (the “Seller” or “Servicer”, as the case may be), U.S. Bank National Association, not in its individual capacity, but solely as trustee on behalf of GSR Mortgage Loan Trust 2006-1F (the “Assignee” or the “Trustee”), and GS Mortgage Securities Corp., a Delaware corporation (the “Assignor” or the “Depositor”), and is acknowledged by Wells Fargo Bank, N.A., as master servicer (the “Master Servicer”).

WHEREAS, Goldman Sachs Mortgage Company (“GSMC”) and the Seller have entered into a Servicing Agreement, dated as of February 1, 2004, as amended by Amendment No. 1 thereto dated as of June 1, 2004 and Amendment No. 2 thereto dated as of April 1, 2005 (collectively, the “February 2004 Servicing Agreement”), and an Amended and Restated Servicing Agreement, dated as of November 1, 2005 (the “November 2005 Servicing Agreement”) (each, a “Servicing Agreement” and together, the “Servicing Agreements”) pursuant to which the Seller agreed to service for the benefit of GSMC certain mortgage loans listed on the mortgage loan schedule attached as an exhibit to each Purchase Confirmation (as defined in the Sale Agreements);

WHEREAS, GSMC and the Seller have entered into that certain Master Mortgage Loan Purchase Agreement, dated as of February 1, 2004 and Amendment No. 1 thereto dated as of December 1, 2004 (collectively, the “February 2004 Sale Agreement”) and that certain Amended and Restated Mortgage Loan Purchase Agreement, dated as of November 1, 2005 (the “November 2005 Sale Agreement”) (each, a “Sale Agreement” and together, the “Sale Agreements”), between the Seller and GSMC, pursuant to which the Seller sold to GSMC certain mortgage loans listed on the mortgage loan schedule attached as an exhibit to each Purchase Confirmation (as defined in the Sale Agreements);

WHEREAS, GSMC has assigned and conveyed certain mortgage loans (the “Mortgage Loans”), which Mortgage Loans are subject to the provisions of the applicable Sale Agreement and the applicable Servicing Agreement, to the Assignor pursuant to an Assignment, Assumption and Recognition Agreement, dated as of January 1, 2006 (the “GSMC Assignment Agreement”);

WHEREAS, the Assignee has agreed on certain terms and conditions to purchase from the Assignor the Mortgage Loans acquired by the Assignor pursuant to the GSMC Assignment Agreement, which Mortgage Loans are listed on the mortgage loan schedule attached as Exhibit 1 hereto (the “Mortgage Loan Schedule”);

WHEREAS, pursuant to a Master Servicing and Trust Agreement dated as of January 1, 2006 (the “Trust Agreement”), among the Depositor, the Trustee, and Wells Fargo Bank, N.A., as Master Servicer and securities administrator, JPMorgan Chase Bank, National Association, as a custodian (a “Custodian”), and Deutsche Bank National Trust Company, as a custodian (a “Custodian” and, together with JPMorgan Chase Bank, National Association, the “Custodians”), the Assignor will transfer the Mortgage Loans to the Trustee, together with the Assignor’s rights under the Servicing Agreements, to the extent relating to the Mortgage Loans, and the Assignor’s rights under the Sale Agreements, to the extent relating to the Mortgage Loans (other than the rights of the Assignor to indemnification thereunder).

WHEREAS, the Assignor and the Assignee have agreed that the Servicer will service all of the Mortgage Loans under the November 2005 Servicing Agreement and that all of the Mortgage Loans hereunder will be subject to the November 2005 Sale Agreement.

NOW THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.

Assignment and Assumption.  (a)  The Assignor hereby assigns to the Assignee all of its right, title and interest, as Purchaser, in and to the Mortgage Loans and the Sale Agreements, to the extent relating to the Mortgage Loans (other than the rights of the Assignor to indemnification thereunder), and as Owner under the Servicing Agreements, but only to the extent of the Mortgage Loans.  The Assignee hereby assumes all of the Assignor’s obligations under the Sale Agreements and the Servicing Agreements, but only to the extent relating to the Mortgage Loans, from and after January 30, 2006, and the Seller hereby acknowledges such assignment and assumption and hereby agrees to the release of the Assignor from any obligations under the Sale Agreements and the Servicing Agreements from and after the date hereof, to the extent relating to the Mortgage Loans.

(b)

The Assignor represents and warrants to the Assignee that the Assignor has not taken any action which would serve to impair or encumber the Assignor’s ownership interest in the Mortgage Loans since the date of the Sale Agreements.

(c)

The Seller and the Assignor shall have the right to amend, modify or terminate the Sale Agreements and the Servicing Agreements without the joinder of the Assignee with respect to mortgage loans not conveyed to the Assignee hereunder, provided, however, that such amendment, modification or termination shall not affect or be binding on the Assignee.

2.

Accuracy of the Servicing Agreements and the Sale Agreements.  The Seller and the Assignor represent and warrant to the Assignee that (i) attached hereto as Exhibit 2A is a true, accurate and complete copy of the February 2004 Servicing Agreement, (ii) attached hereto as Exhibit 2B is a true, accurate and complete copy of the November 2005 Servicing Agreement, (iii) the Servicing Agreements are in full force and effect as of the date hereof, (iv)  the Servicing Agreements have not been amended or modified in any respect other than as provided herein and (v) no notice of termination has been given to the Seller under the Servicing Agreements.

The Seller and the Assignor represent and warrant to the Assignee that (i) attached hereto as Exhibit 3A is a true, accurate and complete copy of the February 2004 Sale Agreement, (ii) attached hereto as Exhibit 3B is a true, accurate and complete copy of the November 2005 Sale Agreement, (iii) the Sale Agreements are in full force and effect as of the date hereof, (iv)  the Sale Agreements have not been amended or modified in any respect other than as provided herein and (v) no notice of termination has been given to the Seller under the Sale Agreements.

The Seller further acknowledges that, from and after the date hereof, it (and any of its successors under the Servicing Agreements) will be subject to the supervision of the Master Servicer and that the Master Servicer, acting on behalf of the Trustee as the owner of the Mortgage Loans, shall have the same rights as were assigned by GSMC, in its capacity as the original “Owner” under the Servicing Agreements and “Purchaser” under the Sale Agreements, to the Assignor under the GSMC Assignment Agreement, and further assigned hereunder by the Assignor to the Trustee, on behalf of the trust formed pursuant to the Trust Agreement.  Such rights that the Master Servicer may enforce on behalf of the Trustee will include, without limitation, the right to terminate the Seller under the Servicing Agreements upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by the Seller under the Servicing Agreements, the right to receive all monthly reports and other data required to be delivered by the Seller under the Servicing Agreements and the right to exercise certain rights of consent and approval relating to actions taken by the Seller.

All reports and other data required to be delivered by the Seller to the “Owner” under the Servicing Agreements or the “Purchaser” under the Sale Agreements shall be delivered to the Master Servicer or the Trustee, as designated by the Trustee, at the address set forth in Section 12 hereof.  All remittances required to be made to the Trustee, as the successor in interest to the Assignor under the Servicing Agreements, shall be made by wire transfer to the following account:

Wells Fargo Bank, N.A .

ABA# 121000248

FOR CREDIT TO: SAS CLEARING

Account Number: 3970771416
Reference:  GSR 2006-1F Acct # 50891500

Notwithstanding anything to the contrary in the Servicing Agreements, with respect to the Mortgage Loans, not later than the tenth calendar day of each month (or if such tenth calendar day is not a Business Day, the immediately succeeding Business Day), the Servicer shall furnish to the Master Servicer (i)(a) monthly loan data in a mutually agreed-upon format, (b) default loan data in the format set forth in Exhibit 7 and Exhibit 8 hereto and (c) information regarding the realized losses and gains in the format set forth in Exhibit 5 and Exhibit 6 hereto, in each case relating to the period ending on the last day of the preceding calendar month, (ii) all such information required pursuant to clause (i)(a) above on a magnetic tape, electronic mail, or other similar media reasonably acceptable to the Master Servicer, and (iii) all supporting documentation with respect to the information required under the preceding paragraph.

3.

Sarbanes-Oxley Certification.  Notwithstanding anything to the contrary in the Servicing Agreements, with respect to the Mortgage Loans, by March 1st of each year, beginning in 2007, an officer of the Servicer shall execute and deliver a Servicer’s Certificate to the party executing the annual certification required by Section 302 of the Sarbanes-Oxley Act of 2002, which pursuant to the Trust Agreement is the Depositor (hereinafter as pertaining to this certification, the “Beneficiary”) for the benefit of the Beneficiary and its officers, directors and affiliates, pursuant to which such officer shall certify to those matters substantially as set forth in Exhibit 4.  The Servicer acknowledges that the party executing the annual certification may rely on the Servicer’s Certificate in filing the annual certification with the Commission.

The Servicer shall indemnify and hold harmless the Beneficiary and its officers, directors, agents and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach by the Servicer or any of its officers, directors, agents or affiliates of its obligations under this Section 3.  If the indemnification provided for herein is unavailable or insufficient to hold harmless the Beneficiary, then the Servicer agrees that it shall contribute to the amount paid or payable by the Beneficiary as a result of the losses, claims, damages or liabilities of the Beneficiary in such proportion as is appropriate to reflect the relative fault of the Beneficiary on the one hand and the Servicer on the other in connection with a breach of the Servicer’s obligations under this Section 3 or the Servicer’s negligence, bad faith or willful misconduct in connection therewith.

4.

Recognition of Assignee.  From and after the date hereof, the Seller shall note the transfer of the Mortgage Loans to the Assignee in its books and records, shall recognize the Assignee as the owner of the Mortgage Loans and shall service the Mortgage Loans for the benefit of the Assignee pursuant to the applicable Sale Agreement and the applicable Servicing Agreement, the terms of which are incorporated herein by reference.  It is the intention of the Assignor, Seller and Assignee that the Sale Agreements and the Servicing Agreements shall be binding upon and inure to the benefit of the Seller and the Assignee and their successors and assigns.

5.

Representations and Warranties of the Assignee.  The Assignee hereby represents and warrants to the Assignor as follows:

(a)

Authority.  The Assignee hereto represents and warrants that it is duly and legally authorized to enter into this Assignment Agreement and to perform its obligations hereunder and under the Servicing Agreements.

(b)

Enforceability.  The Assignee hereto represents and warrants that this Assignment Agreement has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

6.

Representations and Warranties of the Seller.  The Seller warrants and represents to, and covenants with, the Assignor and Assignee that:

(a)

The Seller is not a natural person or a general partnership and is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation, and has all requisite power and authority to service and purchase the Mortgage Loans.

(b)

The Seller has full power and authority to execute, deliver and perform under this Assignment Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Assignment Agreement is in the ordinary course of the Seller’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Seller’s charter or by-laws, or any legal restriction, or any material agreement or instrument to which the Seller is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Seller or its property is subject. The execution, delivery and performance by the Seller of this Assignment Agreement, and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action of the Seller. This Assignment Agreement has been duly executed and delivered by the Seller and constitutes the valid and legally binding obligation of the Seller enforceable against the Seller in accordance with its respective terms except as enforceability thereof may be limited by bankruptcy, insolvency, or reorganization or other similar laws now or hereinafter in effect relating to creditors’ rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or in law.

(c)

No material consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Seller in connection with the execution, delivery or performance by the Seller of this Assignment Agreement, or the consummation by it of the transactions contemplated hereby.

(d)

As of the date hereof, the Seller is not in default under either of the Sale Agreements or either of the Servicing Agreements.

(e)

No event has occurred or has failed to occur, during the period commencing on the date on which the Assignor acquired the Mortgage Loans and ending on the date hereof, inclusive, which would make the representations and warranties set forth in Section 2.1 of either of the Servicing Agreements untrue if such representations and warranties were made effective as of the date hereof.

(f)

Pursuant to Section 6.07 of each of the Sale Agreements, the Seller hereby represents and warrants, for the benefit of the Assignor, the Assignee and the Trust, that the representations and warranties set forth in Section 3.02 of each Sale Agreement, with respect to the Mortgage Loans, are true and correct as of the Closing Date (as such term is defined in the applicable Sale Agreement), and the representations and warranties set forth in Section 3.01 of each Sale Agreement, with respect to the Seller, are true and correct as of date hereof as if such representations and warranties were made on the date hereof.

7.

Representations and Warranties of the Assignor.  The Assignor hereby represents and warrants to the Assignee as of the date hereof, unless otherwise stated below, as follows:

(a)

Organization.  The Assignor has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware with full power and authority to enter into and perform its obligations under the Sale Agreements, Servicing Agreements and this Assignment Agreement.

(b)

Enforceability.  This Assignment Agreement has been duly executed and delivered by the Assignor, and, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a legal, valid, and binding agreement of the Assignor, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting creditors’ rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law.

(c)

No Consent.  The execution, delivery and performance by the Assignor of this Assignment Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof.

(d)

Authorization; No Breach.  The execution and delivery of this Assignment Agreement have been duly authorized by all necessary action on the part of the Assignor; neither the execution and delivery by the Assignor of this Assignment Agreement, nor the consummation by the Assignor of the transactions herein contemplated, nor compliance by the Assignor with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of the governing documents of the Assignor or any law, governmental rule or regulation or any material judgment, decree or order binding on the Assignor or any of its properties, or any of the provisions of any material indenture, mortgage, deed of trust, contract or other instrument to which the Assignor is a party or by which it is bound.

(e)

Actions; Proceedings.  There are no actions, suits or proceedings pending or, to the knowledge of the Assignor, threatened, before or by any court, administrative agency, arbitrator or governmental body (A) with respect to any of the transactions contemplated by this Assignment Agreement or (B) with respect to any other matter that in the judgment of the Assignor will be determined adversely to the Assignor and will, if determined adversely to the Assignor, materially adversely affect its ability to perform its obligations under this Assignment Agreement.

(f)

Prior Assignments; Pledges.  As of January 30, 2006, except for the sale to the Assignee, the Assignor has not assigned or pledged any Mortgage Note or the related Mortgage or any interest or participation therein.

(g)

Releases.  As of January 30, 2006, the Assignor has not satisfied, canceled, or subordinated in whole or in part, or rescinded any Mortgage, and the Assignor has not released the related Mortgaged Property from the lien of any Mortgage, in whole or in part, nor has the Assignor executed an instrument that would effect any such release, cancellation, subordination, or rescission.  The Assignor has not released any Mortgagor, in whole or in part, except in connection with an assumption agreement or other agreement approved by the related federal insurer, to the extent such approval was required.

(h)

Compliance with Applicable Laws.  As of January 30, 2006, any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, predatory and abusive lending or disclosure laws applicable to the Mortgage Loans have been complied with.  All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Properties and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities.

(i)

HOEPA.  As of January 30, 2006, no Mortgage Loan is classified as a “high cost” mortgage loan under Section 32 of the Home Ownership and Equity Protection Act of 1994, as amended, and no Mortgage Loan is considered a “high cost” mortgage loan under any applicable federal, state or local laws.

(j)

No High Cost or Covered Loans.  As of January 30, 2006, no Mortgage Loan is a High Cost Loan or Covered Loan, as applicable (as such terms are defined in the then current Standard & Poor’s  Glossary) and no Mortgage Loan originated on or after October 1, 2002 through March 6, 2003 is governed by the Georgia Fair Lending Act.

For the purposes of this Section 7(j) the following definitions shall apply:

Covered Loan:  A Mortgage Loan categorized as Covered pursuant to Appendix E of Standard & Poor’s Glossary.

Home Loan:  A Mortgage Loan categorized as Home Loan pursuant to Appendix E of Standard & Poor’s Glossary.

Standard & Poor’s Glossary:  The Standard & Poor’s LEVELS® Glossary, as may be in effect from time to time, which is now Version 5.6c Revised.

High Cost Loan:  A Mortgage Loan classified as (a) a “high cost” loan under the Home Ownership and Equity Protection Act of 1994, (b) a “high cost home,” “threshold,” “covered,” (excluding New Jersey “Covered Home Loans” as that term is defined in clause (1) of the definition of that term in the New Jersey Home Ownership Security Act of 2002), “high risk home,” “predatory” or similar loan under any other applicable state, federal or local law (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees) or (c) a Mortgage Loan categorized as High Cost pursuant to Appendix E of Standard & Poor’s Glossary.  For avoidance of doubt, the parties agree that this definition shall apply to any law regardless of whether such law is presently, or in the future becomes, the subject of judicial review or litigation.

(k)

Bring Down.  Nothing has occurred or failed to occur from and after the closing date set forth in the Sale Agreement to January 30, 2006 that would cause any of the representations and warranties relating to the Mortgage Loans set forth in Section 3.02 of either Sale Agreement to be incorrect in any material respects as of the date hereof as if made on the date hereof.

It is understood and agreed that the representations and warranties set forth in this Section 7 shall survive delivery of the respective Collateral File to the applicable Custodian and shall inure to the benefit of the Assignee and its assigns notwithstanding any restrictive or qualified endorsement or assignment.  Upon the discovery by the Assignor or the Assignee and its assigns of a breach of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other parties to this Assignment Agreement, and in no event later than two (2) Business Days from the date of such discovery.  It is understood and agreed that the obligations of the Assignor set forth in Section 8 to repurchase a Mortgage Loan constitute the sole remedies available to the Assignee and its assigns on their behalf respecting a breach of the representations and warranties contained in Section 7.  It is further understood and agreed that the Assignor shall be deemed not to have made the representations and warranties in Section 7(k) with respect to, and to the extent of, representations and warranties made, as to the matters covered in Section 7(k), by the Seller in the applicable Sale Agreement (or any officer’s certificate delivered pursuant thereto).

It is understood and agreed that the Assignor has made no representations or warranties to the Assignee other than those contained in this Section 7, and no other affiliate of the Assignor has made any representations or warranties of any kind to the Assignee.

8.

Repurchase of Mortgage Loans.  Upon discovery or notice of any breach by the Assignor of any representation, warranty or covenant under this Assignment Agreement that materially and adversely affects the value of any Mortgage Loan or the interest of the Assignee therein (it being understood that any such defect or breach shall be deemed to have materially and adversely affected the value of the related Mortgage Loan or the interest of the Assignee therein if the Assignee incurs a loss as a result of such defect or breach), the Assignee promptly shall request that the Assignor cure such breach and, if the Assignor does not cure such breach in all material respects within 60 days from of the earlier of either discovery by the Assignor of such breach or the date on which it is notified of the breach, the Assignee may enforce the Assignor’s obligation hereunder to purchase such Mortgage Loan from the Assignee at the Purchase Price (as defined in the Trust Agreement).  Notwithstanding the foregoing, however, if such breach is a Qualification Defect (as defined in the applicable Sale Agreement), such cure or repurchase must take place within 60 days of discovery of such Qualification Defect.

In the event the Seller has breached a representation or warranty under the Sale Agreement that is substantially identical to a representation or warranty breached by the Assignor hereunder, the Assignee shall first proceed against the Seller.  If the Seller does not within 60 days after notification of the breach, take steps to cure such breach (which may include certifying to progress made and requesting an extension of the time to cure such breach, to the extent permitted under the applicable Servicing Agreement) or repurchase the Mortgage Loan, the Trustee shall be entitled to enforce the obligations of the Assignor hereunder to cure such breach or to repurchase the Mortgage Loan from the Trust at the Purchase Price (each as defined in the Trust Agreement).  In such event, the Assignor shall succeed to the rights of the Assignee to enforce the obligations of the Seller to cure such breach or repurchase such Mortgage Loan under the terms of the applicable Servicing Agreement.

In the event of a repurchase of any Mortgage Loan by the Assignor, the Trustee shall promptly deliver to the Assignor or its designee the related Collateral File and shall assign to the Assignor all of the Assignee’s rights under the Servicing Agreement, but only insofar as the Servicing Agreement relates to such Mortgage Loan.

Except as specifically set forth herein, the Assignee shall have no responsibility to enforce any provision of this Assignment Agreement, to oversee compliance hereof, or to take notice of any breach or default thereof.

9.

Continuing Effect.  Except as contemplated hereby, each Servicing Agreement shall remain in full force and effect in accordance with their respective terms.

10.

Governing Law.  THIS ASSIGNMENT AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

11.

Notices.  Any notices or other communications permitted or required hereunder or under the Servicing Agreements shall be in writing and shall be deemed conclusively to have been given if personally delivered at or mailed by registered mail, postage prepaid, and return receipt requested or transmitted by telex, telegraph or telecopier and confirmed by a similar mailed writing.

(a)

The Assignee’s address for purposes of all notices and correspondence related to the Mortgage Loans and this Assignment Agreement is:

U.S. Bank National Association
One Federal Street, Third Floor

Boston, Massachusetts 02110
Attention: Structured Finance Department

GSR 2006-1F
Telephone: (617) 603-6406

Fax: (503) 258-5962

(b)

The Assignor’s address for purposes for all notices and correspondence related to the Mortgage Loans and this Assignment Agreement is:

GS Mortgage Securities Corp.
85 Broad Street
New York, New York 10004
Attention: Anton Kuzmanov

(c)

The Seller’s address for purposes of all notices and correspondence related to the Mortgage Loans and this Assignment Agreement is:

IndyMac Bank, F.S.B.
3465 East Foothill Boulevard
Pasadena, California 91107
Attention:  Secondary Marketing

(d)

The Master Servicer’s address for purposes of all notices and correspondence related to the Mortgage Loans and this Assignment Agreement is:

Wells Fargo Bank, N.A.

P.O. Box 98

Columbia, Maryland 21046

Attention: Corporate Trust Group (GSR 2006-1F)

(or in the case of overnight deliveries,

9062 Old Annapolis Road

Columbia, Maryland  21045)

Telephone:  (410) 884-2000

Facsimile:   (410) 715-2380

12.

Counterparts.  This Assignment Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

13.

Definitions.  Any capitalized term used but not defined in this Assignment Agreement has the meaning assigned thereto in the applicable Servicing Agreement.

14.

Trustee Capacity.  It is expressly understood and agreed by the parties hereto that insofar as this Assignment Agreement is executed by the Trustee: (i) nothing herein shall be construed as creating any liability on the part of U.S. Bank National Association, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, and (ii) under no circumstances shall U.S. Bank National Association in its individual capacity be personally liable for the payment of any indebtedness or expenses undertaken under this Assignment Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Assignment Agreement the day and year first above written.

ASSIGNEE:

U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity but solely as Trustee for GSR Mortgage Loan Trust 2006-1F

By:  /s/  James H. Byrnes
Name:  James H. Byrnes
Title:  Vice President

ASSIGNOR:

GS MORTGAGE SECURITIES CORP.

By:  /s/  Greg A. Finck
Name:  Greg A. Finck
Title:  Managing Director

SELLER AND SERVICER:

INDYMAC BANK, F.S.B.

By:  /s/  Andy Sciandra

Name:  Andy Sciandra

Title:  Senior Vice President

Acknowledged by:

MASTER SERVICER:

WELLS FARGO BANK, N.A.

By:  /s/  Sandra Whalen

Name:  Sandra Whalen

Title:  Vice President

EXHIBIT 1

Mortgage Loan Schedule

EXHIBIT 2A

February 2004 Servicing Agreement

EXHIBIT 2B

November 2005 Servicing Agreement

EXHIBIT 3A

February 2004 Sale Agreement

EXHIBIT 3B

November 2005 Sale Agreement

EXHIBIT 4

Form of Sarbanes-Oxley Act Certification

FORM OF ANNUAL CERTIFICATION

Re:

The Assignment, Assumption and Recognition Agreement dated as of January 1, 2006 (the “Agreement”), among Indymac Bank, F.S.B, Goldman Sachs Mortgage Securities Corp. and U.S. Bank National Association, as Trustee, and as acknowledged by Wells Fargo Bank, N.A.

I, ________________________________, the _______________________ of Indymac Bank, F.S.B. (the “Company”), certify to the Depositor, the Master Servicer and their officers, with the knowledge and intent that they will rely upon this certification, that:

1.

I have reviewed the servicer compliance statement of the Company provided in accordance with Item 1123 of Regulation AB (the “Compliance Statement”), the report on assessment of the Company’s compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the “Servicing Criteria”), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Item 1122 of Regulation AB (the “Servicing Assessment”), the registered public accounting firm’s attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the “Attestation Report”), and all servicing reports, officer’s certificates and other information relating to the servicing of the Mortgage Loans by the Company during 200[ ] that were delivered by the Company to the appropriate party pursuant to the Agreement (collectively, the “Company Servicing Information”);

2.

Based on my knowledge, the Company Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company Servicing Information;

3.

Based on my knowledge, all of the Company Servicing Information required to be provided by the Company under the Agreement has been provided to the appropriate party;

4.

I am responsible for reviewing the activities performed by the Company as servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Company has fulfilled its obligations under the Agreement in all material respects; and

5.

The Compliance Statement required to be delivered by the Company pursuant to the Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Company and by any Subservicer or Subcontractor pursuant to the Agreement, have been provided to the appropriate party.  Any material instances of noncompliance described in such reports have been disclosed to the appropriate party.  Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.

Date:

By:

Name:
Title:

EXHIBIT 5

Calculation of Realized Loss/Gain Form 332– Instruction Sheet

NOTE:  Do not net or combine items.  Show all expenses individually and all credits as separate line items.  Claim packages are due on the remittance report date.  Late submissions may result in claims not being passed until the following month.  The Servicer is responsible to remit all funds pending loss approval and /or resolution of any disputed items.

The numbers on the 332 form correspond with the numbers listed below.

Liquidation and Acquisition Expenses:

1.

The Actual Unpaid Principal Balance of the Mortgage Loan.  For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

2.

The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

3.

Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

4-12.

Complete as applicable.  Required documentation:

*  For taxes and insurance advances – see page 2 of 332 form - breakdown required showing period of coverage, base tax, interest, penalty.  Advances prior to default require evidence of servicer efforts to recover advances.

*  For escrow advances - complete payment history

    (to calculate advances from last positive escrow balance forward)

*  Other expenses -  copies of corporate advance history showing all payments

*  REO repairs > $1500 require explanation

*  REO repairs >$3000 require evidence of at least 2 bids.

*  Short Sale or Charge Off require P&L supporting the decision and WFB’s approved Officer Certificate

*  Unusual or extraordinary items may require further documentation.

13.

The total of lines 1 through 12.

Credits:

14-21.

Complete as applicable.  Required documentation:

* Copy of the HUD 1 from the REO sale.  If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney

   Letter of Proceeds Breakdown.

*  Copy of EOB for any MI or gov't guarantee

*  All other credits need to be clearly defined on the 332 form

22.

The total of lines 14 through 21.

Please Note:

For HUD/VA loans, use line (18a) for Part A/Initial proceeds and line (18b) for Part B/Supplemental proceeds.

Total Realized Loss (or Amount of Any Gain)

23.

The total derived from subtracting line 22 from 13.  If the amount represents a realized gain, show the amount in parenthesis (   ).

EXHIBIT 6

Calculation of Realized Loss/Gain Form 332

WELLS FARGO BANK, N.A.

CALCULATION OF REALIZED LOSS/GAIN

Prepared by:  __________________

Date:  _______________

Phone:  ______________________   Email Address:_____________________

Servicer Loan No.	Servicer Name	Servicer Address

WELLS FARGO BANK, N.A. Loan No._____________________________

Borrower's Name: _________________________________________________________

Property Address: _________________________________________________________

Liquidation Type:  REO Sale

 3rd Party Sale

Short Sale

Charge Off

Was this loan granted a Bankruptcy deficiency or cramdown

Yes

    No

If “Yes”, provide deficiency or cramdown amount _______________________________

Liquidation and Acquisition Expenses:

(1)

Actual Unpaid Principal Balance of Mortgage Loan

$ ______________

(1)

(2)

Interest accrued at Net Rate

 ________________

(2)

(3)

Accrued Servicing Fees

 ________________

(3)

(4)

Attorney's Fees

 ________________

(4)

(5)

Taxes (see page 2)

 ________________

(5)

(6)

Property Maintenance

________________

(6)

(7)

MI/Hazard Insurance Premiums (see page 2)

 ________________

(7)

(8)

Utility Expenses

 ________________

(8)

(9)

Appraisal/BPO

 ________________

(9)

(10)

Property Inspections

 ________________

(10)

(11)

FC Costs/Other Legal Expenses

 ________________

(11)

(12)

Other (itemize)

 ________________

(12)

Cash for Keys__________________________

 ________________

(12)

HOA/Condo Fees_______________________

 ________________

(12)

______________________________________

 ________________

(12)

Total Expenses

$ _______________

(13)

Credits:

(14)

Escrow Balance

$ _______________

(14)

(15)

HIP Refund

________________

(15)

(16)

Rental Receipts

________________

(16)

(17)

Hazard Loss Proceeds

________________

(17)

(18)

Primary Mortgage Insurance / Gov’t Insurance

________________

(18a) HUD Part A

________________           (18b) HUD Part B

(19)

Pool Insurance Proceeds

________________

(19)

(20)

Proceeds from Sale of Acquired Property

________________

(20)

(21)

Other (itemize)

________________

(21)

_________________________________________

________________

(21)

Total Credits

$________________

(22)

Total Realized Loss (or Amount of Gain)

$________________

(23)

Escrow Disbursement Detail

Type (Tax /Ins.)	Date Paid	Period of Coverage	Total Paid	Base Amount	Penalties	Interest

EXHIBIT 7

Standard File Layout – Scheduled/Scheduled

Column Name	Description	Decimal	Format Comment
SER_INVESTOR_NBR	A value assigned by the Servicer to define a group of loans.		Text up to 10 digits
LOAN_NBR	A unique identifier assigned to each loan by the investor.		Text up to 10 digits
SERVICER_LOAN_NBR	A unique number assigned to a loan by the Servicer. This may be different than the LOAN_NBR.		Text up to 10 digits
BORROWER_NAME	The borrower name as received in the file. It is not separated by first and last name.		Maximum length of 30 (Last, First)
SCHED_PAY_AMT	Scheduled monthly principal and scheduled interest payment that a borrower is expected to pay, P&I constant.	2	No commas(,) or dollar signs ($)
NOTE_INT_RATE	The loan interest rate as reported by the Servicer.	4	Max length of 6
NET_INT_RATE	The loan gross interest rate less the service fee rate as reported by the Servicer.	4	Max length of 6
SERV_FEE_RATE	The servicer's fee rate for a loan as reported by the Servicer.	4	Max length of 6
SERV_FEE_AMT	The servicer's fee amount for a loan as reported by the Servicer.	2	No commas(,) or dollar signs ($)
NEW_PAY_AMT	The new loan payment amount as reported by the Servicer.	2	No commas(,) or dollar signs ($)
NEW_LOAN_RATE	The new loan rate as reported by the Servicer.	4	Max length of 6
ARM_INDEX_RATE	The index the Servicer is using to calculate a forecasted rate.	4	Max length of 6
ACTL_BEG_PRIN_BAL	The borrower's actual principal balance at the beginning of the processing cycle.	2	No commas(,) or dollar signs ($)
ACTL_END_PRIN_BAL	The borrower's actual principal balance at the end of the processing cycle.	2	No commas(,) or dollar signs ($)
BORR_NEXT_PAY_DUE_DATE	The date at the end of processing cycle that the borrower's next payment is due to the Servicer, as reported by Servicer.		MM/DD/YYYY
SERV_CURT_AMT_1	The first curtailment amount to be applied.	2	No commas(,) or dollar signs ($)
SERV_CURT_DATE_1	The curtailment date associated with the first curtailment amount.		MM/DD/YYYY
CURT_ADJ_ AMT_1	The curtailment interest on the first curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)
SERV_CURT_AMT_2	The second curtailment amount to be applied.	2	No commas(,) or dollar signs ($)
SERV_CURT_DATE_2	The curtailment date associated with the second curtailment amount.		MM/DD/YYYY
CURT_ADJ_ AMT_2	The curtailment interest on the second curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)
SERV_CURT_AMT_3	The third curtailment amount to be applied.	2	No commas(,) or dollar signs ($)
SERV_CURT_DATE_3	The curtailment date associated with the third curtailment amount.		MM/DD/YYYY
CURT_ADJ_AMT_3	The curtailment interest on the third curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)
PIF_AMT	The loan "paid in full" amount as reported by the Servicer.	2	No commas(,) or dollar signs ($)
PIF_DATE	The paid in full date as reported by the Servicer.		MM/DD/YYYY
			Action Code Key: 15=Bankruptcy, 30=Foreclosure, , 60=PIF, 63=Substitution, 65=Repurchase,70=REO
ACTION_CODE	The standard FNMA numeric code used to indicate the default/delinquent status of a particular loan.
INT_ADJ_AMT	The amount of the interest adjustment as reported by the Servicer.	2	No commas(,) or dollar signs ($)
SOLDIER_SAILOR_ADJ_AMT	The Soldier and Sailor Adjustment amount, if applicable.	2	No commas(,) or dollar signs ($)
NON_ADV_LOAN_AMT	The Non Recoverable Loan Amount, if applicable.	2	No commas(,) or dollar signs ($)
LOAN_LOSS_AMT	The amount the Servicer is passing as a loss, if applicable.	2	No commas(,) or dollar signs ($)
SCHED_BEG_PRIN_BAL	The scheduled outstanding principal amount due at the beginning of the cycle date to be passed through to investors.	2	No commas(,) or dollar signs ($)
SCHED_END_PRIN_BAL	The scheduled principal balance due to investors at the end of a processing cycle.	2	No commas(,) or dollar signs ($)
SCHED_PRIN_AMT	The scheduled principal amount as reported by the Servicer for the current cycle -- only applicable for Scheduled/Scheduled Loans.	2	No commas(,) or dollar signs ($)
SCHED_NET_INT	The scheduled gross interest amount less the service fee amount for the current cycle as reported by the Servicer -- only applicable for Scheduled/Scheduled Loans.	2	No commas(,) or dollar signs ($)
ACTL_PRIN_AMT	The actual principal amount collected by the Servicer for the current reporting cycle -- only applicable for Actual/Actual Loans.	2	No commas(,) or dollar signs ($)
ACTL_NET_INT	The actual gross interest amount less the service fee amount for the current reporting cycle as reported by the Servicer -- only applicable for Actual/Actual Loans.	2	No commas(,) or dollar signs ($)
PREPAY_PENALTY_ AMT	The penalty amount received when a borrower prepays on his loan as reported by the Servicer.	2	No commas(,) or dollar signs ($)
PREPAY_PENALTY_ WAIVED	The prepayment penalty amount for the loan waived by the servicer.	2	No commas(,) or dollar signs ($)

MOD_DATE	The Effective Payment Date of the Modification for the loan.		MM/DD/YYYY
MOD_TYPE	The Modification Type.		Varchar - value can be alpha or numeric
DELINQ_P&I_ADVANCE_AMT	The current outstanding principal and interest advances made by Servicer.	2	No commas(,) or dollar signs ($)

EXHIBIT 8

Standard File Layout – Delinquency Reporting

Column/Header Name	Description	Decimal	Format Comment
SERVICER_LOAN_NBR	A unique number assigned to a loan by the Servicer. This may be different than the LOAN_NBR
LOAN_NBR	A unique identifier assigned to each loan by the originator.
CLIENT_NBR	Servicer Client Number
SERV_INVESTOR_NBR	Contains a unique number as assigned by an external servicer to identify a group of loans in their system.
BORROWER_FIRST_NAME	First Name of the Borrower.
BORROWER_LAST_NAME	Last name of the borrower.
PROP_ADDRESS	Street Name and Number of Property
PROP_STATE	The state where the property located.
PROP_ZIP	Zip code where the property is located.
BORR_NEXT_PAY_DUE_DATE	The date that the borrower's next payment is due to the servicer at the end of processing cycle, as reported by Servicer.		MM/DD/YYYY
LOAN_TYPE	Loan Type (i.e. FHA, VA, Conv)
BANKRUPTCY_FILED_DATE	The date a particular bankruptcy claim was filed.		MM/DD/YYYY
BANKRUPTCY_CHAPTER_CODE	The chapter under which the bankruptcy was filed.
BANKRUPTCY_CASE_NBR	The case number assigned by the court to the bankruptcy filing.
POST_PETITION_DUE_DATE	The payment due date once the bankruptcy has been approved by the courts		MM/DD/YYYY
BANKRUPTCY_DCHRG_DISM_DATE	The Date The Loan Is Removed From Bankruptcy. Either by Dismissal, Discharged and/or a Motion For Relief Was Granted.		MM/DD/YYYY
LOSS_MIT_APPR_DATE	The Date The Loss Mitigation Was Approved By The Servicer		MM/DD/YYYY
LOSS_MIT_TYPE	The Type Of Loss Mitigation Approved For A Loan Such As;
LOSS_MIT_EST_COMP_DATE	The Date The Loss Mitigation /Plan Is Scheduled To End/Close		MM/DD/YYYY
LOSS_MIT_ACT_COMP_DATE	The Date The Loss Mitigation Is Actually Completed		MM/DD/YYYY
FRCLSR_APPROVED_DATE	The date DA Admin sends a letter to the servicer with instructions to begin foreclosure proceedings.		MM/DD/YYYY
ATTORNEY_REFERRAL_DATE	Date File Was Referred To Attorney to Pursue Foreclosure		MM/DD/YYYY
FIRST_LEGAL_DATE	Notice of 1st legal filed by an Attorney in a Foreclosure Action		MM/DD/YYYY
FRCLSR_SALE_EXPECTED_DATE	The date by which a foreclosure sale is expected to occur.		MM/DD/YYYY
FRCLSR_SALE_DATE	The actual date of the foreclosure sale.		MM/DD/YYYY
FRCLSR_SALE_AMT	The amount a property sold for at the foreclosure sale.	2	No commas(,) or dollar signs ($)
EVICTION_START_DATE	The date the servicer initiates eviction of the borrower.		MM/DD/YYYY
EVICTION_COMPLETED_DATE	The date the court revokes legal possession of the property from the borrower.		MM/DD/YYYY
LIST_PRICE	The price at which an REO property is marketed.	2	No commas(,) or dollar signs ($)
LIST_DATE	The date an REO property is listed at a particular price.		MM/DD/YYYY
OFFER_AMT	The dollar value of an offer for an REO property.	2	No commas(,) or dollar signs ($)
OFFER_DATE_TIME	The date an offer is received by DA Admin or by the Servicer.		MM/DD/YYYY
REO_CLOSING_DATE	The date the REO sale of the property is scheduled to close.		MM/DD/YYYY
REO_ACTUAL_CLOSING_DATE	Actual Date Of REO Sale		MM/DD/YYYY
OCCUPANT_CODE	Classification of how the property is occupied.
PROP_CONDITION_CODE	A code that indicates the condition of the property.
PROP_INSPECTION_DATE	The date a property inspection is performed.		MM/DD/YYYY
APPRAISAL_DATE	The date the appraisal was done.		MM/DD/YYYY
CURR_PROP_VAL	The current "as is" value of the property based on brokers price opinion or appraisal.	2
REPAIRED_PROP_VAL	The amount the property would be worth if repairs are completed pursuant to a broker's price opinion or appraisal.	2
If applicable:
DELINQ_STATUS_CODE	FNMA Code Describing Status of Loan
DELINQ_REASON_CODE	The circumstances which caused a borrower to stop paying on a loan. Code indicates the reason why the loan is in default for this cycle.
MI_CLAIM_FILED_DATE	Date Mortgage Insurance Claim Was Filed With Mortgage Insurance Company.		MM/DD/YYYY
MI_CLAIM_AMT	Amount of Mortgage Insurance Claim Filed		No commas(,) or dollar signs ($)
MI_CLAIM_PAID_DATE	Date Mortgage Insurance Company Disbursed Claim Payment		MM/DD/YYYY
MI_CLAIM_AMT_PAID	Amount Mortgage Insurance Company Paid On Claim	2	No commas(,) or dollar signs ($)
POOL_CLAIM_FILED_DATE	Date Claim Was Filed With Pool Insurance Company		MM/DD/YYYY
POOL_CLAIM_AMT	Amount of Claim Filed With Pool Insurance Company	2	No commas(,) or dollar signs ($)
POOL_CLAIM_PAID_DATE	Date Claim Was Settled and The Check Was Issued By The Pool Insurer		MM/DD/YYYY
POOL_CLAIM_AMT_PAID	Amount Paid On Claim By Pool Insurance Company	2	No commas(,) or dollar signs ($)
FHA_PART_A_CLAIM_FILED_DATE	Date FHA Part A Claim Was Filed With HUD		MM/DD/YYYY
FHA_PART_A_CLAIM_AMT	Amount of FHA Part A Claim Filed	2	No commas(,) or dollar signs ($)
FHA_PART_A_CLAIM_PAID_DATE	Date HUD Disbursed Part A Claim Payment		MM/DD/YYYY
FHA_PART_A_CLAIM_PAID_AMT	Amount HUD Paid on Part A Claim	2	No commas(,) or dollar signs ($)
FHA_PART_B_CLAIM_FILED_DATE	Date FHA Part B Claim Was Filed With HUD		MM/DD/YYYY
FHA_PART_B_CLAIM_AMT	Amount of FHA Part B Claim Filed	2	No commas(,) or dollar signs ($)
FHA_PART_B_CLAIM_PAID_DATE	Date HUD Disbursed Part B Claim Payment		MM/DD/YYYY
FHA_PART_B_CLAIM_PAID_AMT	Amount HUD Paid on Part B Claim	2	No commas(,) or dollar signs ($)
VA_CLAIM_FILED_DATE	Date VA Claim Was Filed With the Veterans Admin		MM/DD/YYYY
VA_CLAIM_PAID_DATE	Date Veterans Admin. Disbursed VA Claim Payment		MM/DD/YYYY
VA_CLAIM_PAID_AMT	Amount Veterans Admin. Paid on VA Claim	2	No commas(,) or dollar signs ($)

Standard File Codes – Delinquency Reporting

The Loss Mit Type field should show the approved Loss Mitigation Code as follows:

•

ASUM-

Approved Assumption

•

BAP-

Borrower Assistance Program

•

CO-

   Charge Off

•

DIL-

   Deed-in-Lieu

•

FFA-

   Formal Forbearance Agreement

•

MOD-

   Loan Modification

•

PRE-

   Pre-Sale

•

SS-

   Short Sale

•

MISC-

Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards.  If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:

•

Mortgagor

•

Tenant

•

Unknown

•

Vacant

The Property Condition field should show the last reported condition of the property as follows:

•

Damaged

•

Excellent

•

Fair

•

Gone

•

Good

•

Poor

•

Special Hazard

•

Unknown

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

Delinquency Code	Delinquency Description
001	FNMA-Death of principal mortgagor
002	FNMA-Illness of principal mortgagor
003	FNMA-Illness of mortgagor’s family member
004	FNMA-Death of mortgagor’s family member
005	FNMA-Marital difficulties
006	FNMA-Curtailment of income
007	FNMA-Excessive Obligation
008	FNMA-Abandonment of property
009	FNMA-Distant employee transfer
011	FNMA-Property problem
012	FNMA-Inability to sell property
013	FNMA-Inability to rent property
014	FNMA-Military Service
015	FNMA-Other
016	FNMA-Unemployment
017	FNMA-Business failure
019	FNMA-Casualty loss
022	FNMA-Energy environment costs
023	FNMA-Servicing problems
026	FNMA-Payment adjustment
027	FNMA-Payment dispute
029	FNMA-Transfer of ownership pending
030	FNMA-Fraud
031	FNMA-Unable to contact borrower
INC	FNMA-Incarceration

The FNMA Delinquent Status Code field should show the Status of Default as follows:

Status Code	Status Description
09	Forbearance
17	Pre-foreclosure Sale Closing Plan Accepted
24	Government Seizure
26	Refinance
27	Assumption
28	Modification
29	Charge-Off
30	Third Party Sale
31	Probate
32	Military Indulgence
43	Foreclosure Started
44	Deed-in-Lieu Started
49	Assignment Completed
61	Second Lien Considerations
62	Veteran’s Affairs-No Bid
63	Veteran’s Affairs-Refund
64	Veteran’s Affairs-Buydown
65	Chapter 7 Bankruptcy
66	Chapter 11 Bankruptcy
67	Chapter 13 Bankruptcy